Exhibit 10.2

AMENDMENT NO. 1

TO

CONTRIBUTION AND SALE AGREEMENT

THIS AMENDMENT NO. 1 TO CONTRIBUTION AND SALE AGREEMENT (this “Amendment”) is made as of July 25, 2007 by and among Genesis Energy, L.P., a Delaware limited partnership (the “Buyer”), on the one hand, and Davison Petroleum Products, L.L.C., a Louisiana limited liability company, Davison Transport, Inc., a Louisiana corporation, Transport Company, an Arkansas corporation, Davison Terminal Service, Inc., a Louisiana corporation, Sunshine Oil and Storage, Inc., a Louisiana corporation, T&T Chemical, Inc., an Arkansas corporation, Fuel Masters, LLC, a Texas limited liability company, TDC, L.L.C., a Louisiana limited liability company, and Red River Terminals, L.L.C., a Louisiana limited liability company (each a “Seller”, and collectively, the “Sellers”), on the other hand. The Buyer and the Sellers are, collectively, the “Parties”. Any capitalized term used, but not defined, in this Amendment shall have the meaning given such term in the Agreement (defined below).

INTRODUCTION

A. The Seller and the Buyer entered into the Contribution and Sale Agreement dated as of April 25, 2007 (as in effect immediately prior to the date of this Amendment, the “Agreement”).

B. The Parties desire to amend the Agreement as set forth in this Amendment.

In consideration of the premises, the representations and warranties, and the mutual promises made in this Amendment and the Agreement, the Parties agree as follows:

1.	The definition of “Acquired Companies” is hereby amended by adding “TDC Canada, TDC Peru” in the first line thereof, following “TDC”.

2.	The definition of “Companies” is hereby amended by adding “TDC Canada, TDC Peru” in the second line thereof, following “TDC”.

3.	The definition of “Deductible Notice” is hereby deleted in its entirety.

4.	The definition of “DPP Assets” is hereby amended and restated as follows;

“DPP Assets” means all rights, title and interest in and to (a) all assets and rights owned by DPP, (b) all assets and rights recorded (or for which the financial results are recorded) in the books and records of DPP or in the Financial Statements and are attributable to DPP, (c) the member interests of T&T and Fuel Masters, which constitutes 100% of the outstanding member interests of each of T&T and Fuel Masters, (d) one share of TDC Peru, and (e) all assets and rights described in Part I-A of Exhibit A, in each case other than the Retained Assets. Part I-A of Exhibit A is a listing of the material DPP Assets.

5.	The definition of “Purchase Price” is hereby amended by deleting the reference to “$560,000,000” and replacing it with “$563,095,618”.

6.	The definition of “Red River” is hereby amended and restated in its entirety as follows: ““Red River” means Red River Terminals, L.L.C.” Each reference in the Agreement to Red River Terminal, L.L.C. shall be a reference to Red River Terminals, L.L.C., a Louisiana limited liability company.

7.	Each reference in the Agreement to Sunshine Oil & Storage, Inc. shall be a reference to Sunshine Oil and Storage, Inc., a Louisiana corporation.

8.	The definition of “Subject Assets” is hereby amended by adding “the TDC Canada Assets, the TDC Peru Assets” in the third line thereof, following “the TDC Assets”.

9.	The definition of “Transaction Agreements” is hereby amended by adding “, the Employee Lease Agreement” in the third line thereof, following “the Security Agreement,”.

10.	The definition of “TDC Assets” is hereby amended and restated as follows:

“TDC Assets” means all rights, title and interest in and to (a) all assets and rights owned by TDC, (b) all assets and rights recorded (or for which the financial results are recorded) in the books and records of TDC or in the Financial Statements and are attributable to TDC, (c) the equity interests of TDC Canada and TDC Peru, which constitutes 100% of the outstanding equity interests of TDC Canada and 418,066 shares of TDC Peru and (d) all assets and rights described in Part I-H of Exhibit A. Part I-H of Exhibit A is a listing of the material TDC Assets, other than the Retained Assets.

11.	The following definitions are hereby inserted in correct alphabetical order:

“Employee Lease Agreement” means the Employee Lease Agreement between the Buyer (or one of its designated Affiliates) and Davison Transport and Terminal in the form to be mutually agreed by Buyer and Davison Transport and Terminal to be entered into at Closing.

“Employment Agreements” means the Employment Agreements between the Buyer or one of its designated Affiliates (with respect to each applicable Acquired Company Employee and each applicable Subsequent Continued Employee) and Davison Transport or Terminal (with respect to each applicable Subsequent Continued Employee), on the one hand, and the Persons listed on Schedule 1(h), on the other hand, containing the terms listed on the subparts to Schedule 1(h) and such other terms and in the forms to be mutually agreed by Buyer and Davison Transport or Terminal and such Persons to be entered into at the Closing.

“Hire Time” means (i) with respect to each Acquired Company Employee, the Closing Date at 12:01 a.m. of the respective local time at the location where such Acquired Company Employee is employed on its Hire Time and (ii) with respect to each Subsequent Continued Employee, January 1, 2008 at 12:01 a.m. of the respective local time at the location where such Eligible Employee is employed on its Hire Time; provided, however, that if any such Eligible Employee is on a leave of absence approved by a Company or any of its Affiliates on January 1, 2008, such employee shall not become an employee of the Buyer or its Affiliates on that date. Such employee’s first day of employment shall be postponed until the first day immediately following the expiration of such leave, provided such employee is otherwise able to commence active employment and the Buyer’s offer of employment remains in effect at that time.

“Non-Competition Agreements” means those agreements entered into at the Closing between Buyer (with respect to each applicable Continued Employee) and Davison Transport or Terminal (with respect to each Subsequent Continued Employee), on the one hand, and the Persons listed on Schedule 1(i), on the other hand, containing the terms listed on the subparts to Schedule 1(i) and such other terms and in the forms to be mutually agreed by Buyer and Davison Transport or Terminal and such Persons.

“Subsequent Continued Employee” has the meaning set forth in Section 5(n)(ii).

“TDC Canada” means 0790683 B.C. Ltd., a Canadian company.

“TDC Canada Assets” means all rights, title and interest in and to (a) all assets and rights owned by TDC Canada, (b) all assets and rights recorded (or for which the financial results are recorded) in the books and records of TDC Canada or in the Financial Statements and are attributable to TDC Canada, (c) all assets and rights described in Part I-A of Exhibit A, in each case other than the Retained Assets. Part I-K of Exhibit A is a listing of the material TDC Canada Assets.

“TDC Peru” means TDC Peru S.A.C., a Peruvian company.

“TDC Peru” means all rights, title and interest in and to (a) all assets and rights owned by TDC Peru, (b) all assets and rights recorded (or for which the financial results are recorded) in the books and records of TDC Peru or in the Financial Statements and are attributable to TDC Peru, (c) all assets and rights described in Part I-L of Exhibit A, in each case other than the Retained Assets. Part I-L of Exhibit A is a listing of the material TDC Peru Assets.

12.	The definition of “Unit Consideration Amount” is hereby amended and restated in its entirety as follows: ““Unit Consideration Amount” means $280,000,000.”

13.	The definition of “Unit” is hereby amended and restated in its entirety as follows:

“Unit” means 13,459,209 Common Units, determined by dividing the Unit Consideration Amount by $20.8036 and rounding such number up to the nearest whole number of Common Units representing limited partner interests in the Buyer.”

14.	Section 2(b)(i) of the Agreement is hereby amended by deleting the word “estimated” prior to “Units” in the fifth line thereof.

15.	Section 2(e)(ix) of the Agreement is hereby amended and restated in its entirety as follows: “(ix) Issuance of the Units.”

16.	Section 2(f)(v) of the Agreement is hereby amended by deleting all references to “Units,” so that all adjustments to the Purchase Price will be settled in cash.

17.	Sections 5(n)(ii)-(iv) and (xi) of the Agreement are hereby amended and restated in its entirety as follows:

“(ii) Offers of Employment.

(A) The Buyer and the Sellers desire for each Eligible Employee to become an employee of the Buyer (or one of its Affiliates) on such employee’s respective Hire Time, assuming the Buyer and such employee agree on the terms of employment prior to the Closing. As provided in Section 5(n)(iii), each Continued Employee will become an employee of Buyer (or its designated Affiliate), (x) with respect to each Acquired Company Employee, on the Closing Date and, (y) with respect to each Eligible Employee (a “Subsequent Continued Employee”), on January 1, 2008. During the period from the Closing until January 1, 2008, each Subsequent Continued Employee will continue to be employed by Davison Transport or Terminal, as applicable, and Sellers will make the services of such Subsequent Continued Employee available to the Buyer pursuant to the Employee Lease Agreement. The Sellers shall cause (i) each Continued Employee who is to be a party to either an Employment Agreement or a Non-Competition Agreement with the Buyer to execute and deliver at the Closing such agreements to the Buyer, with each such agreement being effective as of such Continued Employee’s Hire Time, and (ii) each Subsequent Continued Employee who is to be a party to either an Employment Agreement or a Non- Competition Agreement with the Buyer to also execute and deliver at the Closing a substantially similar agreement with Davison Transport or Terminal, as applicable, with each such agreement being effective as of the Closing Date and ending on such Subsequent Employee’s Hire Time.

(B) On or promptly after the Closing Date, the Buyer shall (or shall cause an Affiliate to) offer to hire each Eligible Employee. Any such offer shall include the following terms: the employment shall be (v) effective as of such Eligible Employee’s Hire Time, (w) on a full-time basis, if the relevant Eligible Employee had full-time status as of such Hire Time, or a part-time basis, if the relevant Eligible Employee had part-time status as of the Hire Time, (x) at base salaries or wages to each such Eligible Employees no less favorable than the base salaries or wages of such Eligible Employees as reflected on Schedule 5(n)(i), (y) with employee benefits for Acquired Company Employees (other than any equity-based or incentive compensation) through December 31, 2007 that are no less favorable in the aggregate than those provided to Eligible Employees immediately prior to Closing, and (z) at a location that does not require relocation by any of the Eligible Employees. In addition, Buyer (or an Affiliate of Buyer) will continue to retain the Acquired Company Employees on the same terms and conditions of employment made available to the Eligible Employees pursuant to the immediately preceding sentence. The Buyer will give each Eligible Employee to whom an offer of employment is made no less than seven (7) business days from the date the offer is made to accept or reject the employment offer. The Buyer shall notify Sellers of each Eligible Employee that has accepted or rejected the offer of employment as promptly as possible after such indication. The Buyer will, and will cause its applicable Affiliates to, evaluate and make hiring decisions with respect to the Eligible Employees in accordance with applicable Law. Nothing in this paragraph shall be construed to require the Buyer to provide post retirement benefits to the Eligible Employees, to any of Sellers’ employees not accepting a position with Buyer or its Affiliates, or to any currently retired former employees of the Sellers.

(B) At the Closing, Davison Transport, Terminal and the Buyer or its designated Affiliate shall execute and deliver the Employee Lease Agreement relating to the Subsequent Continued Employees.

(iii) Timing of Transfer. Each Eligible Employee who becomes a Continued Employee of the Buyer or its Affiliates, as applicable, shall become so employed as of such employee’s Hire Time. At such time that an Eligible Employee becomes an employee of the Buyer or its Affiliates, the Buyer and its Affiliates shall become responsible for payment of all salaries, wages, severance, accrued and unused vacation, and benefits and all other claims (including medical, dental, vision, disability and other benefits claimed), costs, expenses, liabilities and other obligations relating to the employment of the Continued Employees incurred from and after such time. The Sellers shall be responsible for all salaries, wages, and benefits and all other claims, costs, expenses, liabilities and other obligations related to the employment or termination of the Eligible Employees incurred prior to such employees Hire Time. For purposes of medical, dental, vision, disability and other similar benefits, a claim will be deemed to have been incurred upon the incurrence of a qualified expense for which reimbursement or payment is sought.

(iv) Participation in Plans. Each Continued Employee shall cease active participation in all plans, programs and arrangements of the Sellers relating to compensation and employee benefits as of 11:59 p.m. on the day immediately prior to such employee’s Hire Time. Each Acquired Company Employee shall, from and after such time, be permitted to participate in plans provided by Buyer through December 31, 2007 that are no less favorable in the aggregate than those provided to Eligible Employees immediately prior to Closing. Commencing January 1, 2008 all Continued Employees will be permitted to participate in all of Buyer’s compensation and employee benefit plans. No liability arising under any

Company Plan, program or benefit with respect to any Eligible Employee is assumed by the Buyer or any Buyer Plan, and any such liabilities will be the responsibility of the Sellers. Sellers shall take all action necessary to confirm that effective as of the Closing, the Acquired Companies will have withdrawn as a “participating employer” from any such Company Plan, program or benefit and each such Company Plan, program or benefit shall be deemed terminated with respect to the Acquired Companies effective at such time and date.

(xi) [Intentionally Omitted].

18.	Section 6(e) of the Agreement is hereby amended by adding “TDC Peru S.A.C., “TDC Energy Canada Ltd.” in the seventh line thereof, after “TDC, L.L.C.”

19.	Section 7 of the Agreement is hereby amended by deleting the reference to “estimated” Units and deleting the references to 40%, 75% and 25% of the Units and the Pledged Units, as applicable, and replacing those concepts with the appropriate numbers of actual Units, which are 5,383,684; 4,037,763; and 1,345,921 Units.

20.	Sections 8(a)(vii) of the Agreement are hereby amended and restated in its entirety as follows:

“(vii) the Buyer shall have received the audited financial statements and the unaudited financial statements reviewed by its auditors for any applicable interim period in 2007 (and the comparable interim period in 2006), all in conformance with the requirements set forth in Section 5(b)(ii);

21.	Sections 8(b)(vii) of the Agreement are hereby amended and restated in its entirety as follows:

“(vii) [Intentionally Omitted.]”

22.	Item 4 of Schedule 1(l) is hereby amended to provide that the first tranche (or 20%) of the lock-up Units will be released from the lock-up restriction as of the Closing Date (in lieu of as of the six month anniversary of the Closing Date), which amendment shall be effected by deleting the phrase “ the 6 month anniversary of” in paragraph 4 of Schedule 1(l).

23.	The following Schedules and Exhibits of the Agreement are hereby amended by deleting such Schedules and Exhibits and replacing in their entirety with the Schedules and Exhibits attached hereto:

a.	Schedule 1(h) – Employment Agreement Personnel

b.	Schedule 1(m) – Retained Assets

c.	Schedule 4(c)(i) – Capitalization

d.	Schedule 4(d) – Subsidiaries

e.	Schedule 4(u)(i) – List of Employees

f.	Schedule 5(n)(i) –Eligible Employees

g.	Exhibit A – Description of Subject Assets and Subject Leased Assets

24.	Waiver. Notwithstanding the fact that the Sellers may be unitholders of record as of the relevant record date, each Seller, on behalf of itself and its successors and assigns, hereby waives, forfeits and otherwise relinquishes its right to receive any portion of the quarterly cash distribution the Buyer will pay to its limited partners and general partner with respect to the Available Cash (as defined in the Buyer’s partnership agreement) as of the end of the fiscal quarter ending June 30, 2007, which distribution will be paid in August to unitholders of record as of a date in August.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.

BUYER:

GENESIS ENERGY, L.P.

By:	Genesis Energy, Inc., its sole general partner

By:	/s/ Grant E. Sims
Name:	Grant E. Sims
Title:	Chief Executive Officer

SELLERS:

DAVISON PETROLEUM PRODUCTS, L.L.C.

By:	/s/ Steven K. Davison
Name:	Steven K. Davison
Title:	Manager

DAVISON TRANSPORT, INC.

By:	/s/ James E. Davison, Jr.
Name:	James E. Davison, Jr.
Title:	President

TRANSPORT COMPANY

By:	/s/ Steven K. Davison
Name:	Steven K. Davison
Title:	President

DAVISON TERMINAL SERVICE, INC.

By:	/s/ James E. Davison, Jr.
Name:	James E. Davison, Jr.
Title:	President

SUNSHINE OIL AND STORAGE, INC.

By:	/s/ James E. Davison
Name:	James E. Davison
Title:	President

[Signature Page to Amendment No. 1 to Contribution and Sale Agreement]

T&T CHEMICAL INC.

By:	/s/ James E. Davison, Jr.
Name:	James E. Davison, Jr.
Title:	President

FUEL MASTERS, LLC

By:	/s/ Rodney E. Plummer
Name:	Rodney E. Plummer
Title:	Secretary/Treasurer

TDC, L.L.C.

By:	/s/ Steven K. Davison
Name:	Steven K. Davison
Title:	Manager

RED RIVER TERMINALS, L.L.C.

By:	/s/ Todd A. Davison
Name:	Todd A. Davison
Title:	President

Schedule 1(h) – Employment Agreement Personnel

Schedule 1(m) – Retained Assets

Schedule 4(c)(i) – Capitalization

Schedule 4(d) – Subsidiaries

Schedule 4(u)(i) – List of Employees Schedule 5(n)(i) –Eligible Employees

Exhibit A – Description of Subject Assets and Subject Leased Assets

[Signature Page to Amendment No. 1 to Contribution and Sale Agreement]